SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


                          Date of Report: June 30, 1997


                                  MORSERV, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Delaware               33-76724                    13-3784934
     ---------------        ---------------            -------------------
     (State or other        (Commission                (IRS Employer
     jurisdiction of        File Number)               Identification No.)
     incorporation)


     343 Thornhall Street, Edison, New Jersey         08837
     ----------------------------------------        --------
     (Address of principal executives offices)        Zip Code


                                 (909) 205-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     On or about April 14, 1997, MorServ, Inc. (the "Company") received an Officer's Certificate, and on or about March 18, 1997, the Company received a Report of Independent Accountants, required by Sections 5.25 and 5.26, respectively, of each of (i) the Pooling and Servicing Agreement for the Series 1996-1 Multi-Class Mortgage Pass-Through Certificates entered into by the Company, The Chase Manhattan Bank, as Master Servicer, and Norwest Bank Minnesota, N.A. as Trustee (the "Series One Pooling and Servicing Agreement") and (ii) the Pooling and Servicing Agreement for the Series 1996-2 Multi-Class Mortgage Pass-Through Certificates entered into by the Company, Chase Manhattan Mortgage Corporation, as Master Servicer, and Citibank, N.A., as Trustee (the "Series Two Pooling and Servicing Agreement").

     Copies of each of the Officer's Certificates and the Report of Independent Accountants required by the Series One Pooling and Servicing Agreement are being filed as Exhibits 20.1 and 20.2, respectively, to this Current Report on Form 8-K. Copies of each of the Officer's Certificates and the Report of Independent Accountants required by the Series Two Pooling and Servicing Agreement are being filed as Exhibits 20.3 and 20.4 respectively, to this Current Report on Form 8-K.



Item 7 (c).     Exhibits            Description
                --------            -----------

                 20.1 Officer's Certificate, dated April 14, 1997, required by Section 5.25 of the Series One Pooling and Servicing Agreement.

                 20.2 Report of Independent Accountant, dated March 28, 1997, required by Section 5.26 of the Series One Pooling and Servicing Agreement.

                 20.3 Officer's Certificate, dated April 14, 1997, required by Section 5.25 of the Series Two Pooling and Servicing Agreement.

                 20.4 Report of Independent Accountants, dated March 28, 1997, required by Section 5.26 of the Series Two Pooling and Servicing Agreement.

                               INDEX TO EXHIBITS
                               -----------------



      Exhibits                 Description
      --------                 -----------


        20.1 Officer's Certificate, dated April 14, 1997, required by Section 5.25 of the Series One Pooling and Servicing Agreement.

        20.2 Report of Independent Accountant, dated March 28, 1997, required by Section 5.26 of the Series One Pooling and Servicing Agreement.

        20.3 Officer's Certificate, dated April 14, 1997, required by Section 5.25 of the Series Two Pooling and Servicing Agreement.

        20.4 Report of Independent Accountants, dated March 28, 1997, required by Section 5.26 of the Series Two Pooling and Servicing
                           Agreement.

                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       MORSERV, INC.


                                       /s/ Michael D. Katz
                                      ----------------------------
                                      Name:  Michael D. Katz
                                      Title: Senior Vice President


Date:  June 30, 1997